AMERICAN RESIDENTIAL EAGLE BOND TRUST 1998-1

                     COLLATERALIZED CALLABLE MORTGAGE BONDS

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                      Among

                  AMERICAN RESIDENTIAL INVESTMENT TRUST, INC.,

                        AMERICAN RESIDENTIAL EAGLE, INC.

                                       and

                  AMERICAN RESIDENTIAL EAGLE BOND TRUST 1998-1

                            dated as of June 1, 1998


                                TABLE OF CONTENTS

                                                                           PAGE

Section 1.        Representations and Warranties of all Parties............  1
                  (a)      Authorization...................................  1
                  (b)      No Conflict.....................................  1
                  (c)      Binding Obligation..............................  1

Section 2.        Additional Representations, Warranties and Agreements of
                  AmREIT and the Company...................................  1

Section 3.        Conveyance of Mortgage Loans.............................  2

Section 4.        Intention of Parties.....................................  3

Section 5.        Payment of Purchase Price................................  3
                  (a)      The Purchaser Note..............................  3
                  (b)      Pledge Permitted................................  4

Section 6.        Miscellaneous............................................  4
                  (a)      Amendments Etc. ................................  4
                  (b)      Binding Upon Successors, Etc. ..................  4
                  (c)      Counterparts....................................  4
                  (d)      Governing Law...................................  4
                  (e)      Headings........................................  4
                  (f)      Authorization...................................  4
                  (g)      Nonpetition Covenant............................  5

EXHIBIT A         --     Form of Non-negotiable American Residential Eagle, Inc.
                         Promissory Note


                        MORTGAGE LOAN PURCHASE AGREEMENT

         This Mortgage Loan Purchase Agreement (the "Agreement") is made as of June 1, 1998, by and among American Residential Investment Trust, Inc., a Maryland corporation ("AmREIT"), American Residential Eagle, Inc., a Delaware corporation (the "Company"), and American Residential Eagle Bond Trust 1998-1 (the "Issuer"), a Delaware statutory business trust. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Indenture dated as of June 1, 1998 (the "Indenture") between the Issuer and First Union National Bank, as indenture trustee (the "Trustee") or in the Master Servicing Agreement referred to therein.

         Section 1.        Representations and Warranties of all Parties.

         The Company, AmREIT and the Issuer, each as to itself and not the other, hereby represents, warrants and agrees that:

         (a) Authorization. The execution, delivery and performance of this Agreement by it are within its respective powers and have been duly authorized by all necessary action on its part.

         (b) No Conflict. The execution, delivery and performance of this Agreement will not violate or conflict with (i) its charter, bylaws or trust agreement, (ii) any resolution or other corporate action by it, (iii) any decisions, statutes, ordinances, rulings, directions, rules, regulations, orders, writs, decrees, injunctions, permits, certificates or other requirements of any court or other governmental or public authority in any way applicable to or binding upon it, and (iv) will not result in or require the creation, except as provided in or contemplated by this Agreement, of any lien, mortgage, pledge, security interest, charge or encumbrance of any kind upon the Mortgage Loans (as defined in Section 2(a)).

         (c) Binding Obligation. This Agreement has been duly executed by it and is its legally valid and binding obligation, enforceable against it in accordance with this Agreement's terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity.

         Section 2. Additional Representations, Warranties and Agreements of AmREIT and the Company.

         (a) AmREIT represents and warrants to, and agrees with, the Company and the Issuer that (i) AmREIT has good and valid title to the mortgage loans identified in Schedule A to the Indenture (the "Mortgage Loans") free and clear of all liens, mortgages, deeds of trust, pledges, security interests, charges, encumbrances or other claims; and (ii) upon transfer to the Company, the Company will receive good, valid and marketable title to all of the Mortgage Loans, free and clear of any liens, mortgages, deeds of trust, pledges, security interests, charges, encumbrances or other claims.

         (b) The Company represents and warrants to, and agrees with, the Issuer that upon transfer of the Mortgage Loans from AmREIT to the Company, it will have good and valid title to the Mortgage Loans free and clear of all liens, mortgages, deeds of trust, pledges, security interests, charges, encumbrances or other claims, and, upon transfer to the Issuer, the Issuer will receive good, valid and marketable title to all of the Mortgage Loans, free and clear of any liens, mortgages, deeds of trust, pledges, security interests, charges, encumbrances or other claims.

         (c) AmREIT hereby makes the representations and warranties as to the Mortgage Loans as set forth on Schedule III to the Master Servicing Agreement, for the benefit of the Company, the Issuer and the Trustee.

         (d) AmREIT hereby agrees to comply with the provisions of Section 2(c)(iv) of the Master Servicing Agreement in respect of a breach of any of the representations and warranties set forth in this Section 2.

         Section 3.        Conveyance of Mortgage Loans.

         AmREIT, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Company, without recourse, all of AmREIT's right, title and interest in and to (a) the Mortgage Loans, including the related Mortgage Documents and all interest and principal received or receivable by AmREIT on or with respect to the Mortgage Loans after the Cut-off Date and all interest and principal payments on the Mortgage Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of interest and principal due and payable on the Mortgage Loans on or before the Cut-off Date, and all other proceeds received in respect of such Mortgage Loans, (b) AmREIT's rights under the Master Servicing Agreement, the Management Agreement, the Servicing Agreements and the Purchase and Sale Agreements, (c) the Insurance Policies, (d) all cash, instruments or other property held or required to be deposited in the Bond Account or the Distribution Account, (e) property that secured a Mortgage Loan that has become an REO property, and (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all Insurance Proceeds, Liquidation Proceeds and condemnation awards. On or prior to the Closing Date, AmREIT shall deliver to the Company or, at the Company's direction, to the Trustee or other designee of the Company, the Trustee Mortgage File for each Mortgage Loan in the manner set forth in Section 2 of the Master Servicing Agreement. Such delivery of the Trustee Mortgage Files shall be made against payment by the Company of the purchase price for the Mortgage Loans and related assets (the "Company Purchase Price") which shall be comprised of the types and amounts of property set forth on Schedule 1 hereto.

         The Company, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Issuer, without recourse, all of the Company's right, title and interest in and to (a) the Mortgage Loans, including the related Mortgage Documents and all interest and principal received or receivable by the Company on or with respect to the Mortgage Loans after the Cut-off Date and all interest and principal payments on the Mortgage Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of interest and principal due and payable on the Mortgage Loans on or before the Cut-off Date, and all other proceeds received in respect of such Mortgage Loans, (b) the Company's rights under the Master Servicing Agreement, the Management Agreement, the Servicing Agreements, the Purchase and Sale Agreements and this Agreement,
(c) the Insurance Policies, (d) all cash, instruments or other property held or required to be deposited in the Bond Account or the Distribution Account, (e) property that secured a Mortgage Loan that has become an REO property, and (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all Insurance Proceeds, Liquidation Proceeds and condemnation awards. On or prior to the Closing Date, the Company shall deliver, or cause to be delivered, to the Indenture Trustee or its designee the Trustee Mortgage File for each Mortgage Loan. Such delivery of the Trustee Mortgage Files shall be made against delivery by the Issuer of the purchase price for the Mortgage Loan and related assets (the "Issuer Purchase Price"), which shall be comprised of the types and amounts of the property set forth on Schedule II hereto.

         Section 4.        Intention of Parties.

         It is the express intent of the parties hereto that the conveyance (i) of the Mortgage Loans by AmREIT to the Company and (ii) of the Mortgage Loans by the Company to the Issuer each be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the granting party, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant (i) by AmREIT to the Company or
(ii) by the Company to the Issuer, of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

         AmREIT, the Company and the Issuer shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. AmREIT and the Company shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned hereunder.

         Section 5.        Payment of Purchase Price.

         (a) The Purchaser Note. On the Closing Date, the Company shall deliver to AmREIT as part of the Purchase Price a promissory note, substantially in the form of Exhibit A, payable to the order of AmREIT (such promissory note, as the same has been or hereafter may be amended, supplemented, endorsed or otherwise modified from time to time, together with any promissory note issued from time to time in substitution therefor or renewal thereof in accordance with this Agreement, being hereinafter called the "Purchaser Note"), which Purchaser Note shall, in accordance with its terms, be subordinated to all interests of the Trust Estate, all claims to the cash flows from Trust Estate assets and all obligations of the Company for the benefit of Bondholders, of any nature, now or hereafter arising under or in connection with this Agreement.

         AmREIT shall hold the Purchaser Note and shall make all appropriate recordkeeping entries with respect to the Purchaser Note or otherwise to reflect the payments on an adjustment of the Purchaser Note. AmREIT's books and records shall constitute rebuttable presumptive evidence of the principal amount of and accrued interest on the Purchaser Note at any time. AmREIT hereby agrees to mark the Purchaser Note "CANCELLED" and to return the Purchaser Note to the Company upon the full and final payment thereof after the Termination Date.

         (b) Pledge Permitted. AmREIT hereby agrees not to transfer, assign, exchange or otherwise convey or pledge, hypothecate or otherwise grant a security interest in the Purchaser Note or any interest represented thereby, and any attempt to transfer, assign, exchange, convey, pledge, hypothecate or grant a security interest in the Purchaser Note or any interest represented thereby shall be void and of no effect. Notwithstanding anything to the contrary herein, AmREIT may pledge the Purchaser Note to secure its obligations under any repurchase or other credit facility.

         Section 6.        Miscellaneous.

         (a) Amendments, Etc. No rescission, modification, amendment, supplement or change of this Agreement shall be valid or effective unless in writing and signed by all of the parties to this Agreement.

         (b) Binding Upon Successors, Etc. This Agreement shall bind and inure to the benefit of and be enforceable by AmREIT, the Company, the Issuer and the respective successors and assigns thereof. The parties hereto acknowledge that the Issuer is acquiring the Mortgage Loans for the purpose of pledging them under the Indenture for the benefit of the Bondholders. As an inducement to the Issuer to purchase the Mortgage Loans, AmREIT and the Company acknowledge and consent to the assignment to the Trustee by the Issuer of all of the Issuer's rights against AmREIT and the Company hereunder in respect of the Mortgage Loans sold to the Issuer and that the enforcement or exercise of any right or remedy against AmREIT and the Company hereunder by the Trustee or to the extent permitted under the Indenture or the Master Servicing Agreement shall have the same force and effect as if enforced and exercised by the Issuer directly.

         (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         (e) Headings. The headings of the several parts of this Agreement are inserted for convenience of reference and are not intended to be a part of or affect the meaning or interpretation of this Agreement.

         (f) Authorization. The Company, pursuant to Section 6.03 of the Deposit Trust Agreement, dated as of June 1, 1998, between the Owner Trustee and the Company, as Depositor, hereby authorizes and directs the Owner Trustee to execute and deliver, in the name and on behalf of the Issuer, this Agreement.

         (g) Nonpetition Covenant. Until one year plus one day shall have elapsed since the termination of the Indenture in accordance with its terms, neither AmREIT nor any assignee of AmREIT or the Company or the Issuer shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Company or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Company or the Issuer.

         IN WITNESS WHEREOF, each party has caused this Mortgage Loan Purchase Agreement to be executed by its duly authorized officer or officers as of the day and year first above written.

                                                AMERICAN RESIDENTIAL INVESTMENT
                                                TRUST, INC.

                                                By:____________________________
                                                Name:__________________________
                                                Title:_________________________

                                                AMERICAN RESIDENTIAL EAGLE, INC.



                                                By:____________________________
                                                Name:__________________________
                                                Title:_________________________

                                                AMERICAN RESIDENTIAL EAGLE
                                                BOND TRUST 1998-1

                                                By:  Wilmington  Trust  Company,
                                                not in its  individual  capacity
                                                but solely as

                                                Owner Trustee

                                                By:____________________________
                                                Name:__________________________
                                                Title:_________________________


                                    EXHIBIT A

             FORM OF NON-NEGOTIABLE AMERICAN RESIDENTIAL EAGLE, INC.
                                 PROMISSORY NOTE

                                                                   June 17, 1998

         EXCEPT TO THE EXTENT PROVIDED IN THE PURCHASE AGREEMENT REFERRED TO BELOW, THIS PROMISSORY NOTE AND ANY INTEREST REPRESENTED HEREBY SHALL NOT BE TRANSFERRED, ASSIGNED, EXCHANGED, CONVEYED, PLEDGED,
         HYPOTHECATED OR OTHERWISE THE SUBJECT OF THE GRANT OF A SECURITY INTEREST AND ANY ATTEMPT TO TRANSFER, ASSIGN, EXCHANGE, CONVEY, PLEDGE, HYPOTHECATE OR GRANT A SECURITY INTEREST IN THIS PROMISSORY NOTE OR ANY INTEREST REPRESENTED HEREBY SHALL BE VOID AND OF NO EFFECT.

         For VALUE RECEIVED, the undersigned, AMERICAN RESIDENTIAL EAGLE, INC., a Delaware corporation (the "Purchaser"), promises to pay to AMERICAN RESIDENTIAL INVESTMENT TRUST, INC., a Maryland corporation (the "Seller"), on the terms and subject to the conditions set forth herein and in the Purchase Agreement referred to below, the aggregate unpaid Purchase Price of all assets purchased by the Purchaser pursuant to the Purchase Agreement. Such amount as shown in the records of the Seller will be rebuttable presumptive evidence of the principal amount owing under this Note.

         1. Purchase and Sale Agreement. This Note is the Purchaser Note described in, and is subject to the terms and conditions set forth in, that certain Mortgage Loan Purchase Agreement dated as of June 1, 1998 (as the same may be amended, supplemented, restated or otherwise modified in accordance with its terms, the "Purchase Agreement"), between the Seller and the Purchaser. Reference is hereby made to the Purchase Agreement for a statement of certain other rights and obligations of the Purchaser and the Seller.

         2. Definitions. Capitalized terms used (but not defined) herein have the meanings ascribed thereto in the Purchase Agreement. In addition, as used herein, the following terms have the following meanings:

          "Agreements"  means,   collectively,   the  Purchase  Agreement,   the
Indenture and the Master Servicing Agreement.

          "Bankruptcy Proceedings" has the meaning set forth in clause (a) of paragraph 7 hereof.

         "Final Maturity Date" means the date that falls one year and one day after the Stated Maturity Date.

          "Junior Liabilities" means all obligations of the Purchaser to the Seller under this Note.

          "Indenture Trustee" means the Trustee under the Indenture and its successors and assigns.

         "Senior Liabilities" means all obligations of the Purchaser to the Trust Estate and any other obligations of the Purchaser for the benefit of Bondholders arising under or in connection with the Agreements, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or thereafter existing, or due or to become due on or before the Final Maturity Date.

          "Subordination  Provisions" means,  collectively,  clauses (a) through
(i) of paragraph 7 hereof.

         3. Interest. Subject to the Subordination Provisions and paragraph 10 hereof, the Purchaser promises to pay interest on the aggregate unpaid principal amount of this Note outstanding on each day, at a variable rate equal to the "prime rate" determined as provided in Section 5 of the Purchase Agreement.

         4. Interest Payment Dates. Subject to the Subordination Provisions, paragraph 10 hereof and Section 5(a) of the Purchase Agreement, the Purchaser shall pay accrued interest on this Note on each Distribution Date and on the Final Maturity Date. The Purchaser also shall pay accrued interest on the principal amount of each prepayment hereof on the date of each such prepayment.

         5. Basis of Computation. Interest accrued hereunder shall be computed for the actual number of days elapsed on the basis of a 360-day year.

         6. Principal Payment Dates. Subject to the Subordination Provisions, any unpaid principal of this Note shall be paid on the Final Maturity Date (or, if such date is not a Business Day, the next succeeding Business Day). Subject to the Subordination Provisions, paragraph 10 hereof and Section 5(a) of the Purchase Agreement, the principal amount of and accrued interest on this Note may be prepaid on any Business Day without premium or penalty.

         7. Subordination Provisions. The Purchaser covenants and agrees, and the Seller, by its acceptance of this Note, likewise covenants and agrees, that the payment of all Junior Liabilities is hereby expressly subordinated in right of payment to the payment and performance of the Senior Liabilities to the extent and in the manner set forth in the following clauses of this paragraph 7:

                  (a) (i) In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar event relating to the Purchaser, whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency, receivership or other similar proceedings, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Purchaser or any sale of all or substantially all of the assets of the Purchaser (such proceedings being herein collectively called "Bankruptcy Proceedings"), and (ii) on and after the occurrence and continuation of Event of Default under the Indenture, the Senior Liabilities shall first be paid and performed in full and in cash before the Seller shall be entitled to receive and to retain any payment or distribution in respect of the Junior Liabilities. In order to implement the foregoing: (x) all payments and distributions of any kind or character in respect of the Junior Liabilities to which the Seller would be entitled except for this clause (a) shall be made directly to the Indenture Trustee (for the benefit of the Bondholders); and (y) the Seller hereby irrevocably agrees that the Indenture Trustee (on behalf of the Bondholders), in the name of the Seller or otherwise, may demand, sue for, collect, receive and receipt for any and all such payments or distributions, and file, prove and vote or consent in any such Bankruptcy Proceedings with respect to any and all claims of the Seller relating to the Junior Liabilities, in each case until the Senior Liabilities shall have been paid and performed in full and in cash.

                  (b) Following the occurrence of any of the events described in clause (a)(i) or (ii), in the event that the Seller receives any payment or other distribution of any kind or character from the Purchaser or from any other source whatsoever, in respect of the Junior Liabilities, such payment or other distribution shall be received in trust for the Indenture Trustee and shall be turned over by the Seller to the Indenture Trustee (for the benefit of the Bondholders) forthwith. All payments and distributions received by the Indenture Trustee in respect of this Note, to the extent received in or converted into cash, may be applied by the Indenture Trustee (for the benefit of the Bondholders) first to the payment of any and all reasonable expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Indenture Trustee or the Bondholders in enforcing these Subordination Provisions, or in endeavoring to collect or realize upon the Junior Liabilities, and any balance thereof shall, solely as between the Seller and the Bondholders, be applied by the Indenture Trustee toward the payment of the Senior Liabilities in a manner determined by the Indenture Trustee to be in accordance with the Indenture; but as between the Purchaser and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Liabilities.

                  (c) Upon the final payment in full and in cash of all Senior Liabilities, the Seller shall be subrogated to the rights of the Indenture Trustee to receive payments or distributions from the Purchaser that are applicable to the Senior Liabilities until the Junior Liabilities are paid in full.

                  (d) These Subordination Provisions are intended solely for the purpose of defining the relative rights of the Seller, on the one hand, and the Indenture Trustee (on behalf of Bondholders), on the other hand. Nothing contained in these Subordination Provisions or elsewhere in this Note (subject to paragraph 10 hereof) is intended to or shall impair, as between the Purchaser, its creditors (other than the Bondholders) and the Seller, the Purchaser's obligation, which is unconditional and absolute, to pay the Junior Liabilities as and when the same shall become due and payable in accordance with the terms hereof (subject to paragraph 10 hereof) and of the Purchase Agreement or to affect the relative rights of the Seller and creditors of the Purchaser (other than the Bondholders).

                  (e) The Seller shall not, until the Senior Liabilities have been finally paid and performed in full and in cash, (i) cancel, waive, forgive, transfer or assign, or commence legal proceedings to enforce or collect, or subordinate to any obligation of the Purchaser, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or thereafter existing, or due or to become due (other than the Senior Liabilities), the Junior Liabilities or any rights in respect hereof or (ii) convert the Junior Liabilities into an equity interest in the Purchaser, unless, in the case of each of clauses (i) and (ii) above, the Seller shall have received the prior written consent of the Indenture Trustee in each case.

                  (f) The Seller shall not, except without the advance written consent of the Indenture Trustee, commence, or join with any other Person in commencing, any Bankruptcy Proceedings with respect to the Purchaser until at least one year and one day have passed since the Stated Maturity.

                  (g) If, at any time, any of the payment (in whole or in part) made with respect to any Senior Liabilities is rescinded or must be restored or returned by the Indenture Trustee or Bondholders (whether in connection with any Bankruptcy Proceedings or otherwise), these Subordination Provisions shall continue to be effective or shall be reinstated, as the case may be, as though such payment had not been made.

                  (h) The Indenture Trustee (on behalf of Bondholders) may, from time to time, without notice to the Seller, and without waiving any of its rights under these Subordination Provisions, take any or all of the following actions: retain or obtain an interest in any property to secure any of the Senior Liabilities; (ii) retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to any of the Senior Liabilities;
(iii) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature with respect to any of the Senior Liabilities; (iv) amend, supplement, amend and restate, or otherwise modify the Agreements or any related document; and (v) release its security interest in or surrender, release or permit any substitution or exchange for all or any part of any rights or property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such rights or property.

                  (i) The Seller hereby waives: (i) notice of acceptance of these Subordination Provisions by any of the Bondholders, (ii) notice of the existence, creation, non-payment or non-performance of all or any of the Senior Liabilities; and (iii) all diligence in enforcement, collection or protection of, or realization upon, the Senior Liabilities, or any thereof, or any security therefor.

                  (j) These Subordination Provisions constitute a continuing offer from the Purchaser to all Persons who become the holders of, or who continue to hold, Senior Liabilities; and these Subordination Provisions are made for the benefit of the Bondholders, and the Indenture Trustee may proceed to enforce such provisions on behalf of each of such Persons.

         8. General. No failure or delay on the part of the Seller in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No amendment, modification or waiver of, or consent with respect to, any provision of this Note shall in any event be effective unless (a) the same shall be in writing and signed and delivered by the Purchaser and the Seller, and (b) all consents required for such actions under the Agreements shall have been received by the appropriate Persons. The rights and remedies granted hereunder to the Indenture Trustee and the Bondholders are subject to exercise as provided in the Agreements.

         9. Limitation on Interest. Notwithstanding anything in this Note to the contrary, the Purchaser shall never be required to pay unearned interest on any amount outstanding hereunder, and shall never be required to pay interest on the principal amount outstanding hereunder at a rate in excess of the maximum interest rate that may be contracted for, charged or received without violation of applicable federal or state law.

         10. Acknowledgment. The Seller acknowledges and agrees that it has no rights to payment under this Note, and will not make any claim for payment hereunder, unless funds are available for payment by the Purchaser in excess of amounts due and payable by it at the time under the Agreements. The Purchaser agrees to apply all amounts received in respect of the Investor Certificates held by the Purchaser to amounts due or outstanding under this Note. The Seller further acknowledges and agrees that its sole right to payment of principal and interest on this Note shall be limited to amounts received by the Purchaser from the Investor Certificates held by the Purchaser.

         11.  No Negotiation.  This Note is not negotiable.

         12. GOVERNING LAW. THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

         13. Captions. Paragraph captions used in this Note are provided solely for convenience of reference only and shall not affect the meaning or interpretation of any provision of this Note

                                                AMERICAN RESIDENTIAL EAGLE, INC.

                                                By:____________________________
                                                Name:__________________________
                                                Title:_________________________